Exhibit 10.6

STOCK OPTION AGREEMENT

STOCK OPTION AGREEMENT (the “Agreement”) by and between Safety-Kleen, Inc., formerly Safety-Kleen HoldCo., Inc. (the “Company”), and                        (the “Optionee”), dated as of                                        (the “Date of Grant”).  This Agreement is intended to comply with the provisions governing nonqualified stock options under the final Treasury Regulations issued on April 17, 2007, in order to exempt this Agreement and the Option (as defined below) from application of Section 409A of the Code.

1.                                      Definitions.  Capitalized terms which are not defined herein shall have the meaning set forth in the Safety-Kleen Equity Plan (the “Plan”).

2.                                      Number of Shares and Exercise Price.  The Company hereby grants to the Optionee an option (the “Option”), subject to the terms and conditions set forth herein and in the Plan, to purchase

(a)                                                    Shares (subject to adjustment in accordance with Section 5 of the Plan) (“Tranche 1 Options”); and

(b)                                                    Shares (subject to adjustment in accordance with Section 5 of the Plan) (“Tranche 2 Options”),

each at a price (the “Exercise Price”) of $           per Share (subject to adjustment in accordance with Section 5 of the Plan).  The Option will not constitute an incentive stock option under the Code.

3.                                      Term of Option and Conditions of Exercise.

(a)                                 Term of Option.  Unless the Option is earlier terminated pursuant to this Agreement or the Plan, the term of the Option shall commence on the Date of Grant and terminate upon the tenth anniversary of the Date of Grant.

(b)                                 Option Vesting.  Subject to the provisions of this Agreement and the Plan and the Optionee’s continued employment or service with the Company or its Subsidiaries on the applicable vesting dates:

(i)                                     The Tranche 1 Options shall become vested and exercisable in four equal increments on each of the first four anniversaries of the Date of Grant; and

(ii)                                  The Tranche 2 Options shall become vested and exercisable in accordance with the following schedule provided that the Company achieves total revenue (as determined by the Board in its sole discretion) of at least $1.300 billion for the Company’s 2014 [Fiscal/Calendar] year: (A) 50% of the Tranche 2 Options shall become vested and exercisable on December 14, 2014 upon the achievement of an EBITDA margin of 14.7% (as confirmed by the

Board) for the Company’s 2014 [Fiscal/Calendar] year, and (B) 100% of the Tranche 2 Options shall become vested and exercisable on December 14, 2014 upon the achievement of an EBITDA margin of 17.4% (as confirmed by the Board) for the Company’s 2014 [Fiscal/Calendar] year.

Notwithstanding anything to the contrary contained herein, in the event the performance metrics described in Section 3(b)(ii) with respect to the Tranche 2 Options are not achieved on December 31, 2014, the unvested Tranche 2 Options shall be immediately forfeited, and this Agreement shall be of no further force or effect with respect to the forfeited Options.

Furthermore, notwithstanding anything to the contrary contained herein, upon a Change in Control, 100% of the then unvested Tranche 1 Options and, provided such Change in Control occurs on or before December 31, 2014, 100% of the then unvested and still outstanding Tranche 2 Options shall vest.

4.                                      Rights and Obligations Upon Termination of Employment or Service.

(a)                                 If the Optionee’s employment or service with the Company and any of its Subsidiaries is terminated for Cause, the entire Option (whether or not vested and exercisable) shall terminate and may not be exercised following the cessation of the Optionee’s employment or service.

(b)                                 If the Optionee’s employment or service with the Company and any of its Subsidiaries terminates by reason of the Optionee’s death or Disability, then a pro-rata amount of the portion of the Tranche 1 Options scheduled to vest in the year in which the termination occurs (based upon the amount of service of the Optionee in such vesting year) shall vest and the entire vested portion of the Option shall remain exercisable for the two-year period commencing on such termination, subject to the provisions of Sections 4(e) and 7 hereof.  The unvested portion of the Option remaining after application of this Section 4(b) shall immediately terminate.

(c)                                  If the Optionee’s employment or service with the Company and any of its Subsidiaries is terminated by the Company without Cause or by the Optionee with Good Reason, then

(i)                                     With respect to the Tranche 1 Options, a pro-rata amount of the portion of the Tranche 1 Options scheduled to vest in the year in which the termination occurs (based upon the amount of service of the Optionee in such vesting year) shall vest and the vested portion shall remain exercisable for the 180 day period commencing on such termination, subject to the provisions of Sections 4(e) and 7 hereof, and the remaining unvested portion of the Option shall immediately terminate; and

(ii)                                  With respect to the Tranche 2 Options, (A) if such termination of employment occurs prior to April 1, 2014, then the Tranche 2 Options shall immediately terminate; (B) if such termination of employment occurs on or after April 1, 2014 and prior to December 31, 2014, then the Tranche 2 Options shall remain outstanding until December 31, 2014, at which time (x) to the extent the vesting requirements set forth in Section 3(b)(ii) are achieved on December 31, 2014, the Tranche 2 Options shall immediately vest in accordance with the requirements of Section 3(b)(ii) and remain exercisable until March 31, 2015 (subject to the provisions of Sections 4(e) and 7), provided that if the vested Tranche 2 Options are not exercised by March 31, 2015, the unexercised portion shall immediately terminate on March 31, 2015, and (y) to the extent the vesting requirements set forth in Section 3(b)(ii) are not achieved on December 31, 2014, the unvested Tranche 2 Options shall immediately terminate; and (C) if such termination of employment occurs after December 31, 2014, any Tranche 2 Options that vested on December 31, 2014 shall remain exercisable for the 180 day period commencing on such termination, subject to the provisions of Sections 4(e) and 7 hereof.

(d)                                 If the Optionee’s employment or service with the Company and any of its Subsidiaries is terminated by the Optionee without Good Reason, then the unvested portion of the Option shall immediately terminate.  Following such termination, the entire vested portion of the Option shall remain exercisable for the 90 day period commencing on such termination, subject to the provisions of Sections 4(e) and 7 hereof.

(e)                                  Notwithstanding anything to the contrary in this Agreement, the Option shall terminate no later than the tenth anniversary of the Date of Grant.

5.                                      Nontransferability of Option; Conditions to Transfer of Option Shares.  Without limiting the provisions of the Plan and except as otherwise determined by the Committee, the Option shall not be assignable or transferable otherwise than by a duly executed and attested will or by the laws of descent and distribution; and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee or the Optionee’s legal representative.  As a condition precedent to the transfer of any Shares acquired pursuant to the Option at any time prior to a Public Offering, the Optionee shall obtain and provide to the Company the prior written agreement (in a form satisfactory to the Committee) of any proposed transferee to the applicability of the provisions of this Agreement, including Sections 5, 7 and 8 of this Agreement, to such transferee in the same manner as such provisions would apply to the Optionee.  Any purported transfer in violation of this Section 5 shall be void ab initio and of no force or effect.

6.                                      Exercise of Option.  The Option shall be exercised by a written notice delivered to the Secretary of the Company at the Company’s principal executive offices in accordance with Section 9, specifying the portion of the Option to be exercised and accompanied by payment therefor.  The exercise price for any Shares purchased pursuant to the exercise of the Option shall be paid in full upon such exercise in cash, by wire transfer or certified check or by such other method as may be approved by the Committee.

7.                                      Call Rights.

(a)                                 Call Right.  Upon and following the occurrence of any event described in this Section 7(a) prior to a Public Offering, the Company shall have the right to purchase (the “Call Right”), in its sole discretion, any or all of the Shares then held or thereafter acquired by the Optionee pursuant to this Option under the terms and conditions set forth in Section 8 hereof.  The events which cause the Call Right to arise are:

(i)                                     termination of the Optionee’s employment or service with the Company by the Company for Cause; and

(ii)                                  termination of the Optionee’s employment or service for any reason other than Cause.

(b)                                 Notwithstanding the foregoing, following a Public Offering there shall be no Call Rights with respect to Shares acquired pursuant to the Option.

8.                                      Terms and Conditions Applicable to Exercise of Call Rights.

(a)                                 Price.  The Purchase Price per Share with respect to Shares purchased by the Company in connection with the exercise of a Call Right shall be the Fair Market Value of such Share on the date upon which the right is exercised, provided that in the case of an event described in Section 7(a)(i), the purchase price per Share shall be the lower of (A) the Exercise Price and (B) the Fair Market Value of such Share on the date upon which the right is exercised.

(b)                                 Other Restrictions.  Notwithstanding anything to the contrary contained herein, all repurchases of and payments for the Shares by the Company shall be subject to applicable legal restrictions and any restrictions in the Company’s and its affiliates’ debt and equity financing agreements.  If any such restrictions prohibit the repurchase of or payment for the Shares hereunder, the Company shall make such repurchases or payments as soon as it is permitted to do so under such restrictions.

(c)                                  Other Terms and Conditions.  Exercise of the Call Right shall be effected by written notice in accordance with the provisions of Section 9.  Notices of the exercise of a Call Right shall be irrevocable and shall specify the number of Shares to be purchased.  Subject to delivery of the applicable certificates, settlement of the Call Right shall occur on a date determined by the Company within thirty (30) days of the Company’s receipt or delivery of notice of exercise, as applicable (or, in the event of an extension of the time period for the Company to comply with its obligations in accordance with Section 8(b), within thirty (30) days of the end of the extension period), and shall be made in cash or by wire transfer or certified check.  The Company shall be entitled to receive customary representations and warranties as to ownership, title, authority to sell and the like from the Optionee or his/her transferees regarding any repurchase hereunder and to receive such other evidence as may reasonably be necessary to effect the repurchase of the Shares hereunder.

9.                                      Notices.  All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party, by confirmed facsimile transmission or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Optionee:

To the address on file with the Company

If to the Company:

5360 Legacy Drive

Building 2, Suite 100

Plano, Texas 75024

Attn: General Counsel

Either party may furnish to the other in writing a substitute address and phone and fax numbers for delivery of notice in accordance with Section 9.  Notices and communications shall be effective when actually received by the addressee.

10.                               Incorporation of Plan; Acknowledgment.  The Plan is hereby incorporated herein by reference and made a part hereof, and the Option and this Agreement are subject to all terms and conditions of the Plan.  In the event of any inconsistency between the Plan and this Agreement, the provisions of the Plan shall govern.  By signing this Agreement, the Optionee acknowledges having received and read a copy of the Plan.  This Agreement and the Plan embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

11.                               Adjustment of Option.  The Option shall be subject to adjustment as provided in Section 5 of the Plan.

12.                               Governing Law.  This Agreement shall be governed by and construed according to the laws of the State of Delaware, without regard to the conflicts of law rules thereof.

13.                               Amendment and Termination.  Rights and obligations under this Agreement shall not be adversely altered or impaired by termination or amendment of the Plan, except with the consent of the Optionee.

14.                               Representations.

(a)                                 The Optionee hereby represents and warrants that, upon exercise of the Option, the Optionee will be acquiring Shares for investment solely for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof.  The Optionee agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any Shares, or solicit any offers to purchase or otherwise acquire or take a pledge of any Shares, unless (i) such offer, transfer, sale, assignment, pledge, hypothecation or other disposition complies with (A) the provisions of the Plan and this Agreement and (B) the Securities Act or an exemption therefrom and (ii) the Optionee shall have furnished the Company with an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that no registration under the Securities Act is required because of the availability of an exemption from registration under the Securities Act and all applicable state securities or “blue sky” laws.

(b)                                 The Optionee acknowledges and represents that he has been advised by the Company that (i) the offer and sale of the Shares have not been registered under the Securities Act; (ii) the Shares must be held indefinitely and the Optionee must continue to bear the economic risk of the investment in the Shares unless the offer and sale of such Shares is subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available; (iii) there is no established market for the Shares and there may not be any public market for the Shares in the foreseeable future; (iv) Rule 144 promulgated under the Securities Act is not presently available with respect to the sale of any securities of the Company, and the Company has made no covenant to make such Rule available; (v) when and if the Shares may be disposed of without registration under the Securities Act in reliance on Rule 144, such disposition can be made only in limited amounts and in accordance with the terms and conditions of such Rule; (vi) if the Rule 144 exemption is not available, public offer or sale without registration will require the availability of an exemption under the Securities Act; (vii) a restrictive legend with respect to the foregoing shall be placed on the certificates representing the Shares, as well as a restrictive legend to the effect of Section 14(a) above; and (viii) a notation shall be made in the appropriate records of the Company indicating that the Shares are subject to restrictions on transfer and appropriate stop-transfer instructions will be issued to the Company’s transfer agent with respect to the Shares.

15.                               Exercise of Options Following Termination of Employment.  In the event that an Optionee’s employment or service terminates prior to a Public Offering under the circumstances described in Section 4(b), 4(c) or 4(d) and the Optionee makes a request to the Company pursuant to this Section 15 (in compliance with the provisions of Section 9 hereof) following such termination but no later than 45 days prior to the end of the period during which the Option may be exercised, the Company shall use commercially reasonable efforts to (i) provide the Optionee with an estimate of the then-current Fair Market Value of the Common Stock (it being specifically understood that (A) the Company shall make no warranties with respect to the accuracy of such estimate, (B) the Company will not be required to engage a valuation expert in connection with providing such an estimate, (C) the Optionee will not be entitled to information regarding the basis for the estimate, and (D) the Optionee may be required to execute such documentation as may be required by the Company in order to receive an estimate) and (ii) provide the Optionee with contact information that the Company may have with respect to third parties who have indicated an interest in acquiring Common Stock.  The Optionee specifically acknowledges that the provisions of this Section 15 in no way limit the Optionee’s representations pursuant to Section 14 hereof, nor do they require the Company to take any action which, in the discretion of the Committee (in consultation with its legal advisors), may have an adverse effect on the Company under any securities law or regulations or any other applicable law or regulation.

16.                               Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original and said counterparts shall constitute but one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year set forth first above.

Safety-Kleen, Inc.
(“Company”)

By:
Name:
Title:

[Name] (“Optionee”)

STOCK OPTION AGREEMENT

STOCK OPTION AGREEMENT (the “Agreement”) by and between Safety-Kleen HoldCo., Inc. (the “Company”) and             (the “Optionee”), dated as of            (the “Date of Grant”).

1.                                      Definitions.  Capitalized terms which are not defined herein shall have the meaning set forth in the Safety-Kleen Equity Plan (the “Plan”).

2.                                      Number of Shares and Exercise Price.  The Company hereby grants to the Optionee an option (the “Option”), subject to the terms and conditions set forth herein and in the Plan, to purchase «Options» Shares (subject to adjustment in accordance with Section 5 of the Plan) at a price (the “Exercise Price”) of $«Grant_Price».00 per Share (subject to adjustment in accordance with Section 5 of the Plan).  The Option will not constitute an incentive stock option under the Code.

3.                                      Term of Option and Conditions of Exercise.

(a)                                 Term of Option.  Unless the Option is earlier terminated pursuant to this Agreement or the Plan, the term of the Option shall commence on the Date of Grant and terminate upon the tenth anniversary of the Date of Grant.

(b)                                 Option Vesting.  Subject to the provisions of this Agreement and the Plan and the Optionee’s continued employment or service with the Company or its Subsidiaries on the applicable vesting dates, the Option shall become vested and exercisable in four equal increments on each of the first four anniversaries of «Vesting_Start_Date».

4.                                      Rights and Obligations Upon Termination of Employment or Service.

(a)                                 If the Optionee’s employment or service with the Company and any of its Subsidiaries is terminated for Cause, the entire Option (whether or not vested and exercisable) shall terminate and may not be exercised following the cessation of the Optionee’s employment or service.

(b)                                 If the Optionee’s employment or service with the Company and any of its Subsidiaries terminates by reason of the Optionee’s death or Disability, then a pro-rata amount of the portion of the Option scheduled to vest in the year in which the termination occurs (based upon the amount of service of the Optionee in such vesting year) shall vest and the entire vested portion of the Option shall remain exercisable for the two-year period commencing on such termination, subject to the provisions of Sections 4(e) and 7 hereof.

(c)                                  If the Optionee’s employment or service with the Company and any of its Subsidiaries is terminated by the Company other than for Cause, then a pro-rata amount of the portion of the Option scheduled to vest in the year in which the termination occurs (based upon the amount of service of the Optionee in such vesting year) shall vest and the remaining unvested portion of the Option shall immediately terminate.  Following such termination, the entire vested portion of the Option shall remain exercisable for the 180 day period commencing on such termination, subject to the provisions of Sections 4(e) and 7 hereof.

(d)                                 If the Optionee’s employment or service with the Company and any of its Subsidiaries is terminated by the Optionee, then the unvested portion of the Option shall immediately terminate.  Following such termination, the entire vested portion of the Option shall remain exercisable for the 90 day period commencing on such termination, subject to the provisions of Sections 4(e) and 7 hereof.

(e)                                  Notwithstanding anything to the contrary in this Agreement, the Option shall terminate no later than the tenth anniversary of the Date of Grant.

5.                                      Nontransferability of Option; Conditions to Transfer of Option Shares.  Without limiting the provisions of the Plan and except as otherwise determined by the Committee, the Option shall not be assignable or transferable otherwise than by a duly executed and attested will or by the laws of descent and distribution; and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee or the Optionee’s legal representative.  As a condition precedent to the transfer of any Shares acquired pursuant to the Option at any time prior to a Public Offering, the Optionee shall obtain and provide to the Company the prior written agreement (in a form satisfactory to the Committee) of any proposed transferee to the applicability of the provisions of this Agreement, including Sections 5, 7 and 8 of this Agreement, to such transferee in the same manner as such provisions would apply to the Optionee.  Any purported transfer in violation of this Section 5 shall be void ab initio and of no force or effect.

6.                                      Exercise of Option.  The Option shall be exercised by a written notice delivered to the Secretary of the Company at the Company’s principal executive offices in accordance with Section 9, specifying the portion of the Option to be exercised and accompanied by payment therefor.  The exercise price for any Shares purchased pursuant to the exercise of the Option shall be paid in full upon such exercise in cash, by wire transfer or certified check or by such other method as may be approved by the Committee.

7.                                      Call Rights.

(a)                                 Call Right.  Upon and following the occurrence of any event described in this Section 7(a) prior to a Public Offering, the Company shall have the right to purchase (the “Call Right”), in its sole discretion, any or all of the Shares then held or thereafter acquired by the Optionee pursuant to this Option under the terms and conditions set forth in Section 8 hereof.  The events which cause the Call Right to arise are:

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(i)                                     termination of the Optionee’s employment or service with the Company by the Company for Cause; and

(ii)                                  termination of the Optionee’s employment or service for any reason other than Cause.

(b)                                 Notwithstanding the foregoing, following a Public Offering there shall be no Call Rights with respect to Shares acquired pursuant to the Option.

8.                                      Terms and Conditions Applicable to Exercise of Call Rights.

(a)                                 Price.  The Purchase Price per Share with respect to Shares purchased by the Company in connection with the exercise of a Call Right shall be the Fair Market Value of such Share on the date upon which the right is exercised, provided that in the case of an event described in Section 7(a)(i), the purchase price per Share shall be the lower of (A) the Exercise Price and (B) the Fair Market Value of such Share on the date upon which the right is exercised.

(b)                                 Other Restrictions.  Notwithstanding anything to the contrary contained herein, all repurchases of and payments for the Shares by the Company shall be subject to applicable legal restrictions and any restrictions in the Company’s and its affiliates’ debt and equity financing agreements.  If any such restrictions prohibit the repurchase of or payment for the Shares hereunder, the Company shall make such repurchases or payments as soon as it is permitted to do so under such restrictions.

(c)                                  Other Terms and Conditions.  Exercise of the Call Right shall be effected by written notice in accordance with the provisions of Section 9.  Notices of the exercise of a Call Right shall be irrevocable and shall specify the number of Shares to be purchased.  Subject to delivery of the applicable certificates, settlement of the Call Right shall occur on a date determined by the Company within thirty (30) days of the Company’s receipt or delivery of notice of exercise, as applicable (or, in the event of an extension of the time period for the Company to comply with its obligations in accordance with Section 8(b), within thirty (30) days of the end of the extension period), and shall be made in cash or by wire transfer or certified check.  The Company shall be entitled to receive customary representations and warranties as to ownership, title, authority to sell and the like from the Optionee or his/her transferees regarding any repurchase hereunder and to receive such other evidence as may reasonably be necessary to effect the repurchase of the Shares hereunder.

9.                                      Notices.  All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party, by confirmed facsimile transmission or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

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If to the Optionee:

To the address on file with the Company

If to the Company:

5400 Legacy Drive

Cluster 2, Building 3

Plano, Texas 75024

Attn: General Counsel

Either party may furnish to the other in writing a substitute address and phone and fax numbers for delivery of notice in accordance with Section 9.  Notices and communications shall be effective when actually received by the addressee.

10.                               Incorporation of Plan; Acknowledgment.  The Plan is hereby incorporated herein by reference and made a part hereof, and the Option and this Agreement are subject to all terms and conditions of the Plan.  In the event of any inconsistency between the Plan and this Agreement, the provisions of the Plan shall govern.  By signing this Agreement, the Optionee acknowledges having received and read a copy of the Plan.  This Agreement and the Plan embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

11.                               Adjustment of Option.  The Option shall be subject to adjustment as provided in Section 5 of the Plan.

12.                               Governing Law.  This Agreement shall be governed by and construed according to the laws of the State of Delaware, without regard to the conflicts of law rules thereof.

13.                               Amendment and Termination.  Rights and obligations under this Agreement shall not be adversely altered or impaired by termination or amendment of the Plan, except with the consent of the Optionee.

14.                               Representations.

(a)                                 The Optionee hereby represents and warrants that, upon exercise of the Option, the Optionee will be acquiring Shares for investment solely for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof.  The Optionee agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any Shares, or solicit any offers to purchase or otherwise acquire or take a pledge of any Shares, unless (i) such offer, transfer, sale, assignment, pledge, hypothecation or other disposition complies with (A) the provisions of the Plan and this

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Agreement and (B) the Securities Act or an exemption therefrom and (ii) the Optionee shall have furnished the Company with an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that no registration under the Securities Act is required because of the availability of an exemption from registration under the Securities Act and all applicable state securities or “blue sky” laws.

(b)                                 The Optionee acknowledges and represents that he has been advised by the Company that (i) the offer and sale of the Shares have not been registered under the Securities Act; (ii) the Shares must be held indefinitely and the Optionee must continue to bear the economic risk of the investment in the Shares unless the offer and sale of such Shares is subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available; (iii) there is no established market for the Shares and there may not be any public market for the Shares in the foreseeable future; (iv) Rule 144 promulgated under the Securities Act is not presently available with respect to the sale of any securities of the Company, and the Company has made no covenant to make such Rule available; (v) when and if the Shares may be disposed of without registration under the Securities Act in reliance on Rule 144, such disposition can be made only in limited amounts and in accordance with the terms and conditions of such Rule; (vi) if the Rule 144 exemption is not available, public offer or sale without registration will require the availability of an exemption under the Securities Act; (vii) a restrictive legend with respect to the foregoing shall be placed on the certificates representing the Shares, as well as a restrictive legend to the effect of Section 14(a) above; and (viii) a notation shall be made in the appropriate records of the Company indicating that the Shares are subject to restrictions on transfer and appropriate stop-transfer instructions will be issued to the Company’s transfer agent with respect to the Shares.

15.                               Exercise of Options Following Termination of Employment.  In the event that an Optionee’s employment or service terminates prior to a Public Offering under the circumstances described in Section 4(b), 4(c) or 4(d) and the Optionee makes a request to the Company pursuant to this Section 15 (in compliance with the provisions of Section 9 hereof) following such termination but no later than 45 days prior to the end of the period during which the Option may be exercised, the Company shall use commercially reasonable efforts to (i) provide the Optionee with an estimate of the then-current Fair Market Value of the Common Stock (it being specifically understood that (A) the Company shall make no warranties with respect to the accuracy of such estimate, (B) the Company will not be required to engage a valuation expert in connection with providing such an estimate, (C) the Optionee will not be entitled to information regarding the basis for the estimate, and (D) the Optionee may be required to execute such documentation as may be required by the Company in order to receive an

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estimate) and (ii) provide the Optionee with contact information that the Company may have with respect to third parties who have indicated an interest in acquiring Common Stock.  The Optionee specifically acknowledges that the provisions of this Section 15 in no way limit the Optionee’s representations pursuant to Section 14 hereof, nor do they require the Company to take any action which, in the discretion of the Committee (in consultation with its legal advisors), may have an adverse effect on the Company under any securities law or regulations or any other applicable law or regulation.

16.                               Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original and said counterparts shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year set forth first above.

Safety-Kleen HoldCo., Inc.
(“Company”)

Robert M. Craycraft II
Chief Executive Officer & President

[Name] (“Optionee”)

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